UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2019
ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34569

Delaware	26-0489289
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

53 Forest Avenue
Old Greenwich, CT 06870
(Address of principal executive offices, including zip code)

(203) 698-1200
(Registrant’s telephone number, including area code)
ELLINGTON FINANCIAL LLC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Introductory Note

On February 22, 2019, Ellington Financial LLC (the “LLC”) announced its plan to convert (the “Conversion”) from a Delaware limited liability company to a Delaware corporation named Ellington Financial Inc. (the “Corporation”).

The Corporation is providing the disclosure contained in this Current Report on Form 8-K in order to reflect the completion of its Conversion effective at 11:59 p.m. (Eastern Time) on March 1, 2019 (the “Effective Time”). References to “Ellington” in this Current Report on Form 8-K mean (i) prior to the Effective Time, Ellington Financial LLC and (ii) following the Effective Time, Ellington Financial Inc.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On March 1, 2019, Ellington notified the New York Stock Exchange (the “NYSE”) that the LLC had filed a certificate of conversion (the “Certificate of Conversion”) with the Secretary of State of the State of Delaware. At the Effective Time, (i) each common share representing a limited liability company interest, no par value (collectively, the “Common Shares”), outstanding immediately prior to the Effective Time was converted into one issued and outstanding, fully paid and nonassessable share of common stock, $0.001 par value per share, of the Corporation (collectively, the “Common Stock”).

As of the open of business on Monday, March 4, 2019, the NYSE ceased trading of the Common Shares on the NYSE and commenced trading of the Common Stock (CUSIP: 28852N 109) on the NYSE under the existing ticker symbol “EFC”, and we expect the NYSE to file with the Securities and Exchange Commission an application on Form 25 to report that the Common Shares are discontinued for trading on the NYSE.

Item 3.03    Material Modification to Rights of Security Holders.
Concurrent with the filing of the Certificate of Conversion, Ellington filed the Corporation’s certificate of incorporation, filed with this Current Report on Form 8-K pursuant to Item 5.03 below (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware that became effective at the Effective Time. The Corporation’s Bylaws, filed with this Current Report on Form 8-K pursuant to Item 5.03 below (the “Bylaws”) also became effective at the Effective Time. The Certificate of Incorporation and Bylaws provide the Corporation’s stockholders following the Conversion with substantially the same rights and obligations that holders of Common Shares had under the limited liability company agreement of the LLC (the “LLC Agreement”) prior to the Conversion. Following the Conversion, except as otherwise expressly provided in the Certificate of Incorporation, the holders of Common Stock are entitled to vote on all matters on which stockholders of a corporation are generally entitled to vote under the Delaware General Corporation Law, including the election of the board of directors of the Corporation. Holders of Common Stock are entitled to one vote per share of Common Stock.

To the extent applicable, the disclosures set forth in (i) Item 3.01 above, (ii) Item 5.03 below and (iii) Item 8.01 below are incorporated herein by reference.

 Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
At the Effective Time and as a result of the Conversion, the directors and executive officers of the LLC immediately prior to the Effective Time became the directors and executive officers of the Corporation. In addition, the committees of the board of directors, and the membership thereof, immediately prior to the Effective Time, were replicated at the Corporation at the Effective Time.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On February 28, 2019, to implement the Conversion, the LLC filed with the Secretary of State of the State of Delaware the Certificate of Conversion and the Certificate of Incorporation. The Conversion became effective at the Effective Time.
At the Effective Time, the LLC converted to the Corporation pursuant to a plan of conversion (the “Plan of Conversion”), and the Certificate of Incorporation and the Bylaws of the Corporation became effective. The full texts of the Plan of Conversion, Certificate of Conversion, Certificate of Incorporation and Bylaws are filed as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively.

Item 8.01    Other Events.

The board of directors of the LLC unanimously approved the Conversion on February 7, 2019. Under the LLC Agreement, no vote of the shareholders of the LLC was required for the Conversion.
In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Corporation is a successor registrant to the LLC and thereby subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The shares of Common Stock of the Corporation, as the successor registrant to the LLC, are deemed to be registered under Section 12(b) of the Exchange Act.
Holders of uncertificated Common Shares immediately prior to the Conversion continued as holders of uncertificated stock of the Corporation upon effectiveness of the Conversion.

Description of Capital Stock

The disclosure entitled “Description of Common Stock,” “Description of Preferred Stock” and “Certain Provisions of Delaware Law and Our Certificate of Incorporation and Bylaws” set forth in Exhibit 99.1 is being filed for the purpose of providing a summary of the material terms of the capital stock of the Corporation and its Certificate of Incorporation and Bylaws as of the date hereof. This summary is not a complete description of the terms of the Corporation’s capital stock, Certificate of Incorporation and Bylaws, and is qualified in its entirety by reference to the Corporation’s Certificate of Incorporation and Bylaws, each filed herewith, as well as applicable provisions of Delaware law.

The disclosure set forth in Exhibit 99.1 is incorporated into this Item 8.01 by reference. The disclosure contained in this Current Report on Form 8-K modifies and supersedes any corresponding disclosure included in any registration statement or report previously filed with the SEC pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and regulations promulgated thereunder to the extent they are inconsistent with such information.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed herewith this Current Report on Form 8-K.

Exhibit Number	Description
3.1	Plan of Conversion
3.2	Certificate of Conversion of Ellington Financial LLC
3.3	Certificate of Incorporation of Ellington Financial Inc.
3.4	Bylaws of Ellington Financial Inc.
99.1	Description of Common Stock, Description of Preferred Stock and Certain Provisions of Delaware Law and Our Certificate of Incorporation and Bylaws

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON FINANCIAL INC.

Dated: March 4, 2019	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer